Prepaid Expenses and Other Current Assets (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
PREPAID EXPENSES AND OTHER CURRENT ASSETS [Abstract]
VAT and other tax credits	$ 1,429	$ 1,285
Insurance claims receivable, net	1,497	917
Deferred insurance premiums	1,635	1,047
Prepaid charter-in hire	112	203
Advances to suppliers	550	57
Other	3,746	3,454
Total prepaid expenses and other current assets	$ 8,969	$ 6,963